EXHIBIT 32.1


                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
            AS ADDED BY SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

      In connection with the Quarterly Report of Giant Motorsports, Inc. (the "Company") on Form 10-Q for the quarterly period ended March 31, 2006, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Russell A. Haehn, Chairman and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C.ss. 1350, as added by ss.906 of the Sarbanes-Oxley Act of 2002, that:

      (a) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      (b) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of and for the period covered by the Report.



                                          By: /s/ Russell A. Haehn
                                              ---------------------------------
                                              Russell A. Haehn, Chairman and CEO

Date: May 22, 2006

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